                           --SCHEDULE 14A TEMPLATE--
===============================================================================
                                               --------------------------------
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

--------------------------------------------------------------------------------
                               MOORE MEDICAL CORP.

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                                    MOORE [LOGO]
                                                      MEDICAL(TM)
                                                        The Supply Experts(TM)


                              MOORE MEDICAL CORP.
                              -------------------
                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder,

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Moore Medical Corp., a Delaware corporation (the "Company"), will be held at The Algonquin Hotel, in Gallery 1, located at 59 West 44/th/ Street, New York, NY 10036, on Thursday, May 23, 2002 at 11:00 a.m., local time. Only stockholders of record of the Company's Common Stock, $0.01 par value per share, at the close of business on April 11, 2001, which has been fixed as the record date for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. At the Meeting we will ask stockholders to consider and act upon the following matters:

      (1) The election of seven directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The following incumbent directors will be nominated for reelection:

                       Linda M. Autore
                       Christopher W. Brody
                       Peter A. Derow
                       Steven Kotler
                       Robert H. Steele
                       Wilmer J. Thomas, Jr.
                       Dan K. Wassong

      (2) The ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 28, 2002.

      (3) The transaction of such other business as may properly come before the Meeting and at any adjournments thereof.

Each of these matters is described in more detail in the enclosed Proxy Statement which constitutes part of this Notice. Please use this opportunity to take part in Moore Medical's affairs by voting your shares.

                       By Order of the Board of Directors,

                               Linda M. Autore
                               President and Chief Executive Officer

April 21, 2002
--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Meeting, it is important that your shares be represented. Please complete, sign, date and mail promptly the enclosed proxy card (the "Proxy") in the postage-paid envelope provided or, if your proxy card or voting instructions so indicate, vote electronically via the Internet or by telephone. Stockholders who attend the Meeting may vote their shares personally, even though they have mailed in their Proxies.
--------------------------------------------------------------------------------

                                                   Moore [LOGO]
                                                     medical
                                                       The Supply Experts(TM)

                                                          389 John Downey Drive
                                                          New Britain, CT 06050

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  May 23, 2002
--------------------------------------------------------------------------------

                INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of Meeting

The Board of Directors of Moore Medical Corp., a Delaware corporation ("Moore Medical" or the "Company") is asking for your proxy to be voted at the Annual Meeting of Stockholders (the "Meeting") of Moore Medical to be held on Thursday, May 23, 2002 at 11:00 a.m., local time, and at any adjournment or adjournments thereof, at The Algonquin Hotel, in Gallery 1, located at 59 West 44th Street, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. We are initially mailing this Proxy Statement and Proxy on or about April 21, 2002 to stockholders of Moore Medical.

Record Date, Outstanding Shares and Quorum

Only stockholders of record at the close of business on April 11, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. On the Record Date, there were 3,153,943 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote. There were no other classes of voting securities of the Company outstanding on such Record Date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date shall constitute a quorum.

Voting Rights and Voting of Proxies

Each holder of Common Stock is entitled to one vote for each share held on the Record Date by such holder. Cumulative voting for directors is not permitted. If a quorum is present, (i) a plurality of the votes cast by the holders of the Common Stock, in person or by proxy at the Meeting, is required for the election of directors, and (ii) the approval of holders of a majority of the votes cast, in person or by proxy at the Meeting, is required to ratify the appointment of auditors or (except where Delaware General Corporation Law prescribes a different percentage) approve any other matter duly presented for action at the Meeting.

Under the rules promulgated by the Securities and Exchange Commission, boxes and a designated blank space are provided on the Proxy card for stockholders to mark, if they wish, to withhold authority to vote for one or more of the nominees for directors. Votes withheld in connection with the election of one or more of the nominees for director will be excluded from the vote and will have no effect, but will be counted toward the presence of a quorum for the transaction of business at the Meeting. If no direction is indicated, the Proxy will be voted for the election of the nominees for director. The form of Proxy does not provide for abstentions with respect to the election of directors; however, a stockholder present at the Meeting may abstain with respect to such election. The treatment of abstentions and broker "non-votes" with respect to the election of directors is consistent with applicable Delaware law and the Company's By-Laws. Abstentions and broker "non-votes" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. An abstention from a vote with respect to a proposal (other than for the election of directors) will have the same practical effect as a vote against such proposal. However, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting result on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations and as such will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote for a matter by reducing the total number of shares from which a majority is calculated. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under stock exchange rules a broker nominee who delivers this Proxy Statement to the beneficial owner will be entitled to vote the shares on the election of directors and the ratification of the appointment of auditors, even without the beneficial owner's instructions.

A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) FOR the election of the seven nominees for director; (ii) FOR the ratification of the appointment of the Company's auditors; and (iii) in accordance with the judgment of the person or persons voting the Proxies on any other matter that may be properly brought before the Meeting. To the Company's knowledge, no other matter will be presented at the meeting.

Solicitation of Proxies

The Proxy included with this Proxy Statement is solicited by the Board of Directors of Moore Medical for use at the Meeting. You can submit your Proxy by mailing it in the envelope provided. You may also be able to vote your shares by telephone or by the Internet, if these options are available to you. Instructions for telephone and Internet voting are included with your Proxy.

Moore Medical will pay all expenses of soliciting proxies to be voted at the Meeting. After the Proxies are initially distributed, Moore Medical and/or its agents may also solicit proxies by mail, telephone or in person. We have hired a proxy solicitation firm, D.F. King & Co., Inc. to assist us in soliciting proxies. We will pay D.F. King & Co., Inc. a fee of $4,000 plus their expenses. After the Proxies are initially distributed, we will ask brokers, custodians, nominees and other record holders to forward copies of the Proxy Statement, Proxy and other materials to people for whom they hold shares of Common Stock, and to request that the beneficial holders give them authority to sign the Proxies. We will reimburse record holders for reasonable expenses they incur in forwarding proxy materials to beneficial holders.

Revocation of Proxies

Execution and delivery of a Proxy will not affect a stockholder's right to attend the Meeting and vote in person. A stockholder in whose name shares are registered as of the Record Date and who has given a Proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated Proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior Proxy). Attendance at the Meeting, however, will not in and of itself revoke a Proxy.

A stockholder who is a beneficial owner but not registered as the record owner as of the Record Date cannot vote his or her shares except by the stockholder's broker, bank or nominee in whose name the shares are registered as of the Record Date executing and delivering a proxy on his or her behalf or the stockholder attending the Meeting with a proxy or other written authorization to vote from the registered owner and voting.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND
                                    OFFICERS

Certain Beneficial Owners

The following are believed by the Company, based on filings with the Securities and Exchange Commission ("SEC"), to be the only persons who own beneficially five percent or more of its voting securities outstanding, as of March 29, 2002:

Name and Address of Beneficial Owner                                Percent of
------------------------------------
                                                          Number    Common Stock
                                                         of Shares  Outstanding
                                                         ---------  -----------

Heartland Advisors, Inc. (1)                              409,500      13.0%
789 North Water St., Milwaukee, WI 53202

Vantage Venture Partners, LP / Christopher W. Brody (2)   210,000       6.7%
610 Fifth Avenue, 7/th/ Floor, New York, NY 10020

Dimensional Fund Advisors, Inc. (3)                       194,900       6.2%
1299 Ocean Avenue, 11/th/ Floor, Santa Monica, CA 90401

Thomas Charitable Foundation (4)                          186,943       5.9%
272 Undermountain Road, Salisbury, CT 06068

FHS Enterprises LLC (5)                                   157,700       5.0%
145 Huguenot Street, Suite 402, New Rochelle, NY 10801


(1) We obtained information about the shares owned by Heartland from the most recent Schedule 13G filed by Heartland with the SEC on December 31, 2001. Heartland's 409,500 shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 (the "Exchange Act") by (1) Heartland Advisors, Inc. by virtue of its investment discretion and in some cases voting power over client securities, which may be revoked; and (2) William J. Nasgovitz, as a result of his position with and stock ownership of Heartland which could be deemed to confer upon him voting and/or investment power over the shares Heartland beneficially owns. Of these 409,500 shares, 242,700 shares also may be deemed beneficially owned within the meaning of Rule 13d-3 of the Exchange Act by Mr. Nasgovitz as a result of his position as an officer and director of Heartland Group, Inc. which could be deemed to confer upon him voting power over the shares Heartland Group beneficially owns.

(2) We obtained information about shares owned by Christopher W. Brody from the most recent Schedule 13D filed by Mr. Brody with the SEC on August 7, 2000. Mr. Brody's 210,000 shares include 50,000 shares owned by Vantage Venture Partners, LP, as to which voting and dispositive power is exercised solely by Mr. Brody in his capacity as Chairman of its general partner, Vantage Partners, LLC.

(3) We obtained information about the shares owned by Dimensional Fund Advisors, Inc. ("Dimensional") from the most recent Schedule 13G filed by Dimensional with the SEC on February 17, 2002. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of

     1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are referred to as the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. All securities reported are owned by the Funds. Dimensional has disclaimed beneficial ownership of such securities.

(4) The Thomas Charitable Foundation ("Foundation") is a trust established pursuant to the laws of Florida. We obtained information about the shares owned by the Foundation from a Non-Objecting Beneficial Owners listing as of March 13, 2001. The Foundation's shares are held by the named trust, of which Wilmer J. Thomas, Jr., a director of the Company, which as a co-trustee has shared voting and shared investment power. He disclaims a beneficial interest herein.

(5) We obtained information about the shares owned by FHS Enterprises LLC ("FHS") from the most recent Schedule 13D filed by FHS with the SEC on May 23, 2001. FHS was organized to acquire and hold securities and includes Bruce J. Haber, Royce Kanofsky and Louis Buther (collectively, the "Reporting Parties") Mr. Bruce J. Haber may be deemed to beneficially own 73,250 shares. Of these shares, 55,750 shares are directly owned by Mr. Haber; 12,000 shares are owned by his wife of which Mr. Haber disclaims beneficial ownership; 5,000 shares are owned by his daughter in a custodian account in which Mr. Haber is the custodian; and 500 shares are attributed to Mr. Haber by virtue of his part ownership of FHS; Mr. Royce Kanofsky beneficially owns 72,150 shares of which 71,650 are owned directly by Mr. Kanofsky and 500 shares are attributed to him by virtue of his part ownership of FHS. Mr. Louis Buther beneficially owns 12,800 shares and FHS beneficially owns 500 shares. The Reporting Parties, as a group, beneficially owns 157,700 shares or 5.01% of the Company's shares.

Ownership of Management

The following table sets forth, as of March 29, 2002, the number of shares of Moore Medical voting securities owned by all executive officers, directors and nominees of Moore Medical individually and as a group. The persons named in the table below have sole voting and investment power with respect to all of the shares of Moore Medical voting securities owned by them, unless otherwise noted.

                                                                                                  Percent
Name of Beneficial Owner                                          Amount/Nature of               of Common
------------------------                                        Beneficial Ownership             Stock (1)
                                                                -------------------              ---------
Linda M. Autore .............................................         83,000 (2)                    2.6%
President and Chief Executive Officer, Director
Christopher W. Brody ........................................        210,000 (3)                    6.5%
Director
Peter A. Derow ..............................................         10,000                          *
Director
Steven Kotler ...............................................        155,520 (4)                    4.8%
Director
Robert H. Steele ............................................         89,000 (5)                    2.8%
Chairman of the Board
Peter C. Sutro ..............................................          2,000                          *
Director
Wilmer J. Thomas, Jr ........................................        186,943 (6)                    5.8%
Director
Dan K. Wassong ..............................................          1,000                          *
Director
All Current Directors and Executive Officers as a Group .....        759,763 (7)                   23.5%
(10 persons)

     * Less than 1% of the outstanding shares of Common Stock
     (1) Based on 3,235,943 which represents issued and outstanding shares of Common Stock on December 29, 2001 (3,153,943), plus 82,000 shares of Common Stock that may be acquired by the person or group indicated pursuant to any options and warrants exercisable within 60 days.
     (2) Includes 50,000 shares pledged to the Company to secure a promissory note payable to the Company and 27,000 shares underlying options exercisable within 60 days.
     (3) Includes 50,000 shares held by Vantage Venture Partners, LP of which Mr. Brody is Chairman of its general partner, Vantage Partners, LLC, and holds a beneficial interest in Vantage Venture Partners, LP.
     (4) Excludes 300 shares owned by Mr. Kotler's wife, of which he specifically disclaims beneficial ownership.
     (5)  Includes 35,000 shares underlying options exercisable within 60 days.
     (6) Consists of shares held by Thomas Charitable Foundation, of which Mr. Thomas is a Trustee and of which he specifically disclaims a beneficiary ownership.

     (7) Includes 82,000 shares underlying stock options granted to directors and executive officers that are exercisable within 60 days. Also includes 186,943 shares held by Thomas Charitable Foundation and 50,000 shares held by Vantage Venture Partners, LP.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS



Moore Medical's directors are elected each year at the annual meeting. Seven nominees for director are proposed to be elected at the Meeting. Each director will hold office until the election and qualification of his or her successor or earlier death, removal or resignation. The Board of Directors recommends the election as directors of these nominees. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), Proxies solicited there under will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Nominating Committee of the Board of Directors. Assuming a quorum is present, a plurality of the votes of the shares present, in person or by proxy, at the Meeting is required to elect each of the nominees as a director in accordance with the Company's By-Laws.

Certain Information Regarding Nominees

The following table gives information as of March 29, 2002 concerning the persons intended to be nominated on behalf of the Board of Directors for election as directors. They are now members of the Board of Directors and their current term of office expires at the election and qualification of their successors at the Meeting.

               Name                  Age  Title
               ----                  ---  -----

      Linda M. Autore                 51  President and Chief Executive Officer,
                                          Director

      Christopher W. Brody            57  Director

      Peter A. Derow                  61  Director

      Steven Kotler                   55  Director

      Robert H. Steele                63  Chairman of the Board

      Wilmer J. Thomas, Jr.           75  Director

      Dan K. Wassong                  71  Director


Ms. Autore is President and Chief Executive Officer and has been a director of
----------
Moore Medical since August 1999. Ms. Autore joined Moore Medical in October 1998 as Senior Vice President Sales and Marketing. She was elected a Member of Office of the President (Chief Executive Office) and to her present position in 1999. Prior to joining Moore Medical, she was Senior Vice President, Worldwide Marketing of Intellution, Inc., a division of Emerson Electric Corp., from 1997 to 1998. Prior thereto,

Ms. Autore was a business development and marketing consultant and also held sales and marketing management positions of increasing responsibility at IBM Corp. for fifteen years.

Mr. Brody has served as a director of Moore Medical since February 2000. Mr.
---------
Brody has been the Chairman of Vantage Partners LLC, a private investment firm since January 1999. From 1971 through 1998, Mr. Brody was a partner of Warburg, Pincus & Co. Mr. Brody serves as a director of Intuit, Inc. and several privately held companies. He is the former Chairman of the National Venture Capital Association.

Mr. Derow has served as a director since November 2001. He serves as a director
---------
of CACI, Inc., Dice, Inc. and several other privately held companies. During a 35-year career in the media and communications industries, he served as President and CEO of Newsweek, Inc. and a director of the Washington Post Company, President and CEO of CBS Publishing Group, a director of CBS, Inc. and President and CEO of Institutional Investor, Inc. a wholly-owned subsidiary of Capital Cities/ABC, Inc.

Mr. Kotler has served as a director since 1977. Mr. Kotler has been the Vice
----------
Chairman of Gilbert Global Equity Partners, a private equity firm since 2000. He was formerly Co-Chairman, President and Chief Executive Officer of Schroder & Co., Inc. (investment bankers). Mr. Kotler is a director of Del Laboratories, Inc., a cosmetic and drugs company.

Mr. Steele became a director of Moore Medical in 1981. He has served as Chairman
----------
of the Board since February 1998. Mr. Steele is Vice Chairman of John Ryan Company, an international financial services marketing firm and has so served since 1997. Mr. Steele is a member of the Board of Directors of NLC Companies (insurance), Scan Optics, Inc. (data entry), Smart Serv OnLine, Inc. (web and wireless service provider) and the New York Mercantile Exchange.

Mr. Thomas has been a director of Moore Medical since 1977. He is a private
----------
investor and financial consultant. Mr. Thomas is also a director and the Vice Chairman of American Country Holding Co. (insurance).

Mr. Wassong became a director of Moore Medical in 1994. He is Chairman,
-----------
President and Chief Executive Officer of Del Laboratories, Inc., a cosmetic and drugs company. Mr. Wassong is also a director of Southern Union Company, a gas utility company.


    The Board of Directors recommends a vote FOR the election of the persons nominated for director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the SEC and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent stockholders are required by regulations under the Exchange Act to furnish the Company with copies of all
Section 16(a) reports filed. Based on the Company's review of such reports filed for its fiscal year ended December 29, 2001, the Company believes that all reporting requirements applicable to its executive officers, directors and more than ten percent stockholders were complied with in a timely manner for the year ended December 29, 2001.

Executive Officers of the Company

Set forth below are the names, ages and positions of the executive officers of the Company.

      Name                  Age                      Position
      ----                  ---                      --------
Linda M. Autore              51    President and Chief Executive Officer

Jon Garrity                  40    Senior Vice President, Supply Chain

Jerry Flasz                  41    Executive Vice President and Chief Technology Officer

James R. Simpson             51    Executive Vice President and Chief Financial Officer

Mr. Garrity has served as Senior Vice President of Supply Chain since October 1,
-----------
2001. Mr. Garrity joined the Company as Vice President of Supply Chain in June 2000. Prior to joining Moore Medical, he was Vice President of Logistics for Remington Products from 1998 to 2000 and with the BIC Corporation from 1989 to 1998 in various supply chain capacities.

Mr. Flasz has served as Chief Technology Officer (CTO) and Executive Vice
---------
President, Information Systems since January 15, 2001. Prior to joining Moore Medical, he was Vice President of eCommerce/End User Computing Information Systems, Revlon Corporation, from 1998 to 2001; and Vice President of Operations, A.P. Products LTD, from 1993 to 1998.

Mr. Simpson has served as Executive Vice President and Chief Financial Officer
-----------
since March 5, 2001. Prior to joining Moore Medical, he was Executive Vice President and Chief Financial Officer, C.S. Brooks, Inc. (a private home textile company) from 1998 to 2001; Secretary and Director, C.S. Brooks, Inc. from 1998 to 2000; Senior Vice President and Chief Financial Officer, C.S. Brooks, Inc., from 1997 to 1998; Partner, Greenwich Treasury Advisors, LLC (a financial management consulting firm) from 1996 to 1997 and a Managing Director from 1995 to 1996; and Treasurer, Sandoz Corporation (now Novartis) from 1990 to 1994.

Meetings of Board and Committees

Board of Directors

The Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. The Board of Directors held five meetings during 2001 at which formal action was taken. All directors attended 75% or more of the meetings of the Board, with the exception of Mr. Wassong. Following the Annual Meeting of Stockholders, the Board will consist of seven directors. In the interim, between annual meetings, the Board has the authority under the By-Laws to increase or decrease the size of the Board and fill vacancies.

Committees of the Board

The Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating Committee are the standing committees of the Board of Directors. Following are the names of the directors currently serving on each committee:

Executive                      Audit                    Compensation              Nominating
---------                      -----                    ------------              ----------
Steven Kotler*                 Peter A. Derow           Christopher W. Brody      Steven Kotler
Robert H. Steele               Steven Kotler            Steven Kotler             Wilmer J. Thomas, Jr.
Wilmer J. Thomas, Jr.          Robert H. Steele*        Wilmer J. Thomas, Jr.
                               Wilmer J. Thomas, Jr.

* Chair

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by Delaware General Corporate Law may not be delegated. The committee meets as often as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The committee held three meetings in 2001.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company's financial results, audits, internal controls and compliance with federal procurement laws and regulations. The committee recommends to the Board of Directors the selection of the Company's independent accountants and reviews their procedures for ensuring their independence with respect to the services performed for the Company. Moore Medical's Board of Directors adopted a written charter for the Audit Committee during 2000 which was included as Appendix A to the 2001 Proxy Statement.

The Audit Committee is composed of outside directors who are not officers or employees of Moore Medical. In the opinion of the Board, as "independent" is defined under the standards of the American Stock Exchange, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of the committee. The committee held three meetings during 2001.

Nominating Committee

The Nominating Committee advises and makes recommendations to the Board on all matters concerning directorship practices and compensation for non-employee directors and recommendations concerning the functions and duties of the committees of the Board. The committee held one meeting in 2001.

The Nominating Committee also considers nominees recommended by stockholders of the Company. Stockholders wishing to submit recommendations for the 2003 Annual Meeting must comply with the procedures, requirements and time limitations set forth in the Company's By-laws and outlined in this Proxy Statement under STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2003 ANNUAL MEETING - Nominating Procedures.

Compensation Committee

The Compensation Committee has responsibility for administering and approving all elements of compensation for elected corporate officers and certain other senior management positions. It also approves, by direct action or through delegation, participation in bonus and option programs. The committee reports to stockholders on executive compensation items as required by the SEC. The committee held three meetings in 2001.

Compensation of Directors

A director who is not also a salaried employee receives an annual fee of $8,000 plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried employee receives an annual additional fee of $1,000 for services in such capacity. A member of the Audit Committee receives $2,000 annually for services in such capacity. In addition, pursuant to Board action,
(i) Mr. Steele is paid a fee of $100,000 per annum as the non-executive Chairman of the Board of Directors for Board services, (ii) Mr. Kotler is paid a fee of $50,000 per annum as Chairman of the Executive Committee, and (iii) Mr. Thomas is paid a fee of $50,000 per annum under a consulting arrangement with the Company. Directors are reimbursed for related expenses.

The following Compensation Committee, Audit Committee and Executive Committee Reports do not constitute soliciting material and shall not be deemed "filed" or incorporated by reference into any other company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the company specifically incorporates these Compensation Committee, Audit Committee and Executive Committee Reports by reference therein.

Compensation Committee Report

In 2001, the Committee approved all forms of compensation for Named Officers including employment agreements, base salaries, annual bonuses and stock options. Mr. Brody was appointed by the Board of Directors to the Compensation Committee beginning May 24, 2001 joining Messrs. Kotler and Thomas on the Committee.

Key senior executive officers entered into employment agreements with the Company during 2001: Linda M. Autore, the Company's President and Chief Executive Officer since August 1999, entered into an amended and restated employment agreement dated as of January 1, 2001; Jerry Flasz, its Executive Vice President and Chief Technology Officer, entered into an employment agreement in November 2000 and joined the Company on January 15, 2001; James R. Simpson, the Company's Executive Vice President and Chief Financial Officer entered into an employment agreement dated March 5, 2001 and Jon Garrity, the Company's Senior Vice President, Supply Chain entered into an employment agreement dated November 13, 2001. Each employment agreement provided for a compensation package consisting of a base salary, the potential for an annual bonus under the current year's Executive Officers' Bonus Plan, and an option to purchase common stock under the Company's stock option plan.

The Committee aligned the value of the Named Officers' compensation packages with those of the stockholders by tying (i) cash bonus compensation to the Company's financial performance, through the 2001 Executive Officers' Bonus Plan, and (ii) long term incentives to growth in the Company's stock price, through the grant of options. The components of the Named Officers' compensation packages, which the Committee reviewed and approved, were, accordingly:

Base Salaries. Base salaries reflected the achievements, responsibilities and experience of the individual, as well as competitive conditions in the executive employment market.

Annual Bonuses. In 2001, incentive bonuses for Named Officers under the 2001 Executive Officers' Bonus Plan were approved by the Committee. This plan entitled Named Officers to earn bonuses, ranging from 0% to 37.5% of their annual salaries, if the Company's net revenue exceeded specified amounts.

Stock Options. Stock options were granted to the Named Officers upon hire and/or promotion date based on competitive and performance factors with exercise prices equal to the closing market price of the Common Stock on the dates of the grants. The options become exercisable in four equal annual cumulative installments, starting on the first anniversary of the date of grant.

                     Christopher W. Brody
                     Steven Kotler
                     Wilmer J. Thomas, Jr.

Executive Committee Report on CEO Compensation

Ms. Autore has served as President and Chief Executive Officer since August 1999. Her 2001 compensation was determined by her employment agreement. See "Employment Related Agreements" on page 17. She received a base salary of $279,567 during the year 2001. On January 11, 2001, the Company's Board of Directors authorized the sale of 50,000 shares of common stock from the Company's treasury shares at the then current market price to Ms. Autore in consideration of Ms. Autore's execution and delivery of a promissory note secured by said shares in the principal amount of $281,250 pursuant to the terms and conditions set forth in an Executive Compensation Agreement, Recourse Promissory Note and Pledge Agreement, dated January 11, 2001.

                     Steven Kotler, Chair
                     Robert H. Steele
                     Wilmer J. Thomas, Jr.

Audit Committee Report

Management is responsible for the preparation and integrity of the Company's financial statements. The Committee reviewed the Company's audited financial statements for the year ended December 29, 2001 and met with both management and PricewaterhouseCoopers LLP, the Company's independent auditors (the "Auditors") to discuss those financial statements, including the critical accounting policies on which the financial statements are based. Management and the Auditors have represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Committee also discussed with the Auditors the matters required to be discussed by SAS 61 Codification of Statements on Auditing Standards (AU ss.
380). The Audit Committee has received the written disclosures and the letter from the Auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the
----------------------------------------------
Auditors their independence. Based on the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors of the Company that the Financial Statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001.

The Audit Committee concluded that the non-audit services rendered in 2001 did not impair the independence of PricewaterhouseCoopers LLP.

                                    Robert H. Steele, Chair
                                    Peter A. Derow
                                    Steven Kotler
                                    Wilmer J. Thomas, Jr.

       PROPOSAL NO. 2 - RATIFICATION OF SELECTIONS OF INDEPENDENT AUDITORS

We have selected PricewaterhouseCoopers LLP as our independent auditors to perform the audit of and report on Moore Medical's financial statements for the fiscal year ending December 28, 2002, and we are asking stockholders to ratify our selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have the opportunity to make a statement at the Meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.

The Audit Committee reviewed aggregate fees paid to PricewaterhouseCoopers LLP in the year 2001 which were as follows:

                 Audit Fees                                     $156,431

                 All Other Fees:
                    Tax                                         $ 24,947
                    Misc. Consulting - 401K                       10,700
                                                                --------
                 Total All Other Fees                             35,647
                                                                --------

                 Total Fees                                     $192,078
                                                                ========

 The Board of Directors recommends a vote FOR ratification of the selection of
                          PricewaterhouseCoopers LLP.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

The following table sets forth the annual and long-term compensation for the fiscal year ended December 29, 2001 and for the two prior fiscal years for Linda
M. Autore, the Company's President and Chief Executive Officer, the four other most highly compensated executive officers of the Company (the "Named Officers") who served in such capacity on December 29, 2001 and whose total annual compensation exceeded $100,000 in said fiscal year and the compensation paid to the former Executive Vice President of Operations and the former Senior Executive Vice President Sales, Marketing and E business. The Company has not granted stock appreciation rights.

                                                 Summary Compensation Table

                                                                                     Long-Term
                                                                                    Compensation
                                                             Annual Compensation       Awards
                                                             -------------------       ------
                                                                                     Securities
                   Name and                                                         Underlying          All Other
              Principal Position                   Year      Salary       Bonus        Options        Compensation
              ------------------                   ----      ------       -----        --------       ------------
                                                               ($)          ($)           (#)              ($)
                                                               ---          ---           ---              ---
Linda M. Autore,                                   2001      279,567          --            --           4,800 (1)
President and Chief Executive Officer since        2000      260,577          --        27,000           4,800 (1)
August 17, 1999, Member Office of the              1999      168,068      11,225        15,000              --
President (Chief Executive Office) June 15,
1999-August 17, 1999, Senior Vice President
Sales and Marketing since October 1998.

Jerry Flasz,                                       2001      193,896          --        20,000           4,365 (1)
Executive Vice President and Chief Technology      2000           --          --            --              --
Officer since January, 2001                        1999           --          --            --              --

Jon Garrity,                                       2001      153,692          --        10,000           4,611 (1)
Senior Vice President, Supply Chain since          2000       72,500          --        10,000           1,950 (1)
November, 2001, Vice President, Supply Chain       1999           --          --            --              --
from June, 2000 until November, 2001

Kenneth S. Kollmeyer,                              2001       73,558          --            --         109,471 (2)
Executive Vice President of Operations since       2000      205,789          --        26,000           4,800 (1)
1999 and until March 2001.  Member Office of       1999      185,120      71,658            --           9,800 (1)
the President (Chief Executive Office), 1999,
Senior Vice President Operations, 1992-1999.

Chad A. Roffers,                                   2001      183,873          --            --           4,800 (1)
Senior Executive Vice President Sales,             2000      107,077      40,875        50,000          40,000 (3)
Marketing and E business from September,           1999           --          --            --              --
2000 until September 2001.

James R. Simpson,                                  2001      185,288        --          30,000           3,390 (1)
Executive Vice President and Chief Financial       2000           --        --              --              --
Officer since March 2001.                          1999           --        --              --              --

(1) Consists of the Company's contribution to the named officer's retirement account under its defined contribution plan.

(2) Included in Mr. Kollmeyer's other compensation for 2001 is $108,173 paid under a Severance, Consulting and Non-Competition Agreement dated March 2, 2001, and a contribution of $1,298 to his retirement account under the Company's contribution plan.

(3) Included in Mr. Roffer's other compensation for 2000 is $40,000 for relocation.

Employment Related Agreements

Linda M. Autore has an amended and restated employment agreement, dated as of January 1, 2001, to continue to serve as the Company's President and Chief Executive Officer for a term starting March 1, 2001 and ending December 31, 2002. Under the agreement, Ms. Autore's 2001 annual base salary rate was $287,500 from March 1, 2001 with an inflationary adjustment in 2002.

Mr. Garrity has an employment agreement, dated as of November 13, 2001, to serve as the Company's Senior Vice President, Supply Chain for a term starting October 1, 2001 and ending December 31, 2002. Under the agreement, Mr. Garrity's 2001 annual base salary rate was $172,000 from October 1, 2001 with an inflationary adjustment in 2002. Detailed information on Mr. Garrity's options can be found in the table "Option Grants in Last Fiscal Year".

Mr. Flasz has an employment agreement, dated as of November 22, 2000, to serve as the Company's Chief Technology Officer for a term starting January 15, 2001 and ending December 31, 2002. Under the agreement, Mr. Flasz's 2001 annual base salary rate was $210,000 with an inflationary adjustment in 2002. Detailed information on Mr. Flasz's options can be found in the table "Option Grants in Last Fiscal Year".

Mr. James R. Simpson has an employment agreement, dated as of March 5, 2001, to serve as the Company's Executive Vice President and Chief Financial Officer for a term starting March 5, 2001 and ending December 31, 2002. Under the agreement, Mr. Simpson's 2001 annual base salary rate was $235,000 with an inflationary adjustment in 2002. Detailed information on Mr. Simpson's options can be found in the table "Option Grants in Last Fiscal Year".

Each executive officer's employment agreement or amended and restated employment agreement entitles him or her to participate under the Executive Officers' Bonus Plan, in effect for the applicable fiscal year, entitling each a percentage of his/her annual salary if the Company obtains specific key metrics (as defined in the plan). Under the Company's 2001 - 2002 Change of Control and Position Payment Plan, each executive officer participates under the plan entitling each to a payment equal to a percentage ranging from 50% to 100% of his/her salary in the event of a change of control (as defined in the plan) followed by a termination of employment on or following a change of position (as defined in the plan) within twelve months after the change of control. In the event an executive officer becomes entitled to a severance payment, he or she will also be entitled to acceleration of exercisability of 50% of the otherwise unexercisable installments of the stock options granted when such officer entered into his or her employment agreement.

Defined Benefit Plans

The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications:

         Average Highest
         Consecutive                             Years of Service
         5 Years'        -----------------------------------------------------------------
         Compensation      10 Years         15 Years          20 Years          25 Years
         ------------      --------         --------          --------          --------
         $130,000          $19,763          $29,644           $39,525           $49,406

         $140,000          $21,613          $32,419           $43,225           $54,031

         $150,000          $23,463          $35,194           $46,925           $58,656

         $160,000          $25,313          $37,969           $50,625           $63,281

         $170,000          $27,163          $40,744           $54,325           $67,906

The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number l"; the normal form of payment is a single life annuity with ten
(10) years certain. Base compensation taken into account under the Plan is equal to the salary reported in the Summary Compensation Table, contained elsewhere in this Proxy Statement, except that the Internal Revenue Code limits the compensation that may be taken into account in calculating benefits payable under the Plan to $170,000 (as such, may change from time to time).

Ms. Autore will have 18 years, Mr. Flasz will have 25 years, Mr. Garrity will have 27 years, and Mr. Simpson will have 15 years of service assuming retirement from the Company at age 65.

Stock Options

                        Option Grants in Last Fiscal Year

The following table sets forth information concerning the number of options granted and the potential realized value of the stock options granted to each of the Company's Named Officers to whom options were granted during its fiscal year ended December 29, 2001:

Individual Grants
-----------------

                                                                                                Potential
                                                 Percent of                                 Realizable Value at
                                                   Total                                      Assumed Annual
                                  Number of       Options       Exercise                    Rates of Stock Price
                                 Securities      Granted to        or                        Appreciation for
                                 Underlying      Employees        Base                         Option Term
                                   Options       in Fiscal       Price     Expiration        ----------------
              Name               Granted (#)        Year         ($/Sh)       Date            5% ($) 10% ($)
              ----               -----------     ----------     --------   ----------        ----------------
   Jerry Flasz                     20,000          13.5%         $6.00       1/14/06         33,154    73,261

   Jon Garrity                     10,000           6.8%         $7.20       11/7/06         19,892    43,957

   James R. Simpson                30,000          20.3%         $7.50        3/5/06         62,163   137,365

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

The following table sets forth information concerning options exercised during the fiscal year ended December 29, 2001 and the number of unexercised options and the imputed value thereof held by the Named Officers at December 29, 2001:

                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised            In-the-Money
                                                              Options at                   Options at
                              Shares                      Fiscal Year-End (#)           Fiscal Year-End($)
                             Acquired                     -------------------           ------------------
                                on         Value
             Name            Exercise   Realized ($)  Exercisable    Unexercisable  Exercisable   Unexercisable
             ----            --------   ------------  -----------    -------------  -----------   -------------
                                (#)
                                ---
  Linda M. Autore               --           --          20,250         29,750            --             --

  Jerry Flasz                   --           --              --         20,000            --        $57,000

  Jon Garrity                   --           --           7,500         12,500        $2,625        $17,375

  James R. Simpson              --           --              --         30,000            --        $40,500

Compensation Committee Interlocks and Insider Participation

The current members of the Company's Compensation Committee are Messrs. Brody, Kotler and Thomas, none of whom is or has been an officer or an employee of the Company. There were no "Compensation Committee Interlocks" during fiscal year 2001.

Indebtedness of Management

On January 11, 2001, the Board of Directors authorized the sale of 50,000 shares of common stock from the Company's treasury at the then current market price to Ms. Autore, President and Chief Executive Officer of the Company, in consideration of Ms. Autore's execution and delivery of a promissory note in the principal amount of $281,250. The promissory note bears an interest rate of 6.0% per annum and is secured by said shares. During 2001 and as of March 29, 2002, the amount due to the Company under the Ms. Autore's note was $281,250.

                     COMPARISON OF TOTAL STOCKHOLDER RETURN

The graph below compares the cumulative total stockholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and a composite index of Medical, Dental & Hospital Equipment & Supply companies. The peer group composite index consists of the following six companies within SIC Code 5047 Medical, Dental and Hospital Equipment and Supplies (weighting based upon market capitalization): Cantel Medical Corp.
(CNTL), Henry Schein, Inc. (HSIC), Owens

& Minor, Inc. (OMI), Prod-Dex, Inc. (PDEX), PSS World Medical, Inc. (PSSI), and US-China Industrial Exchange, Inc. (CHDX). In the prior years' Proxy Statements, the Standard & Poor's Wholesale-Medical, Dental & Hospital Equipment & Supply Index ("S&P Index") was utilized as a peer index; however, this index calculation is no longer available. For comparative purposes, the S&P Index has been provided through the year ending December 31, 2000. The graph plots the value of a $100 investment on December 31, 1996, assuming that all dividends were reinvested.

                             Return to Stockholders
                              Moore Medical Corp.

                                     [GRAPH]

                             Return to Shareholders
                              Moore Medical Corp.
                                INDEXED RETURNS

                                 Base
                                Period
                                Dec. 96      Dec. 97     Dec. 98     Dec. 99     Dec. 00     Dec. 01
                                -------      -------     -------     -------     -------     -------
Moore Medical Corp.                 100       106.15      131.71       95.12       47.61       84.39
American Stock Exchange Index       100       125.32      134.49      176.81      165.72      150.81
Peer Group                          100       106.91      101.83       62.29      101.11      114.87


                                  ANNUAL REPORT

All stockholders of record as of April 11, 2002 are being sent concurrently with this Proxy Statement a copy of the Company's 2001 Annual Report. The 2001 Annual Report is not incorporated by reference into this Proxy Statement and is not to be deemed a part hereof. The Company's consolidated financial statements for the fiscal years ended January 1, 2000, December 30, 2000 and December 29, 2001, as well as additional information required to be provided to stockholders pursuant to Rule 14a-3(b) under the Exchange Act, are included in the 2001 Annual Report.

          STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2003 ANNUAL MEETING

Stockholder Proposals

If a Stockholder intends to present a proposal at the Company's 2003 Annual Meeting of Stockholders and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule 14a-8 of the Exchange Act, the proposal must be received by the Company no later than the close of business on December 19, 2002. A stockholder may present a proposal not included in said Proxy Statement at the Company's 2003 Annual Meeting of Stockholders only if it is presented in compliance with the Company's By-Laws and the Company has notice of such a matter no later than April 17, 2003; however, nominations are governed by special By-Law procedures (described below). Any proposal submitted after April 17, 2003 will be considered untimely and the

Company's Proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Chief Financial Officer of the Company.

Nominating Procedures

The Company's By-Laws provide that any stockholder entitled to vote for the election of directors may nominate persons for election as directors only if such stockholder has given written notice of such stockholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, in care of the Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050, not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to stockholders. Each such notice shall set forth:

     (a) The name and address of the stockholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the stockholder;

     (d) Such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.

The presiding officer of the annual or special meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP are the independent public accountants for the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the 2002 Annual Meeting of Stockholders and will be available to answer appropriate questions.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote Proxies given in said form, or otherwise act in respect of such matters in accordance with their best judgment.

It is important that Proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if the Proxy is mailed in the enclosed envelope in the United States.

A STOCKHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 29, 2001 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050, OR E-MAIL TO: WWW.IR@MOOREMEDICAL.COM.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            JOSEPH GREENBERGER, ESQ.
                                            Secretary

April 21, 2002

--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           MOORE MEDICAL CORP. - ANNUAL MEETING OF STOCKHOLDERS
                          Thursday, May 23, 2002

        The undersigned hereby appoints JAMES R. SIMPSON and JOSEPH GREENBERGER, and each of them, with the full power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at The Algonquin Hotel, in Gallery 1, located at 59 West 44th Street, New York, NY 10036 on May 23, 2002, at 11:00 A.M., and at any adjournment or postponement thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                    (To be signed on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] Please mark your votes as in this example
    The Board of Directors recommends a vote FOR Proposals 1 and 2.

                       FOR               WITHHOLD
                   all nominees     authority to vote  Nominees: Linda M. Autore,                               FOR AGAINST ABSTAIN
                (see instructions)  for all nominees             Christopher Brody Peter                        [_]   [_]     [_]
1. ELECTION OF         [_]                [_]                    A. Derow, Steven Kotler,
   DIRECTORS                                                     Robert H. Steele, Wilmer
                                                                 J. Thomas, Jr. Dan K.    2. Ratification of
                                                                 Wassong                     appointment of
                                                                                             Pricewaterhouse-
                                                                                             Coopers LLP as our
Instruction: To withhold authority to vote for any nominee(s),                               independent auditors
             print the name(s) on the line below.

_____________________________________________________________

                                                                                             IN THEIR DISCRETION THE PROXIES
                                                                                             ARE AUTHORIZED TO VOTE UPON
                                                                                             SUCH OTHER BUSINESS AS MAY
                                                                                             PROPERLY COME BEFORE THE
                                                                                             MEETING

The shares represented by this proxy will be voted as directed. If no contrary               NOTE REGARDING SIGNATURE: Please sign
instruction is given, the shares will be voted FOR the Election of Directors                 and date as name appears hereon and
and FOR Proposal Number 2.                                                                   return promptly. Joint owners should
                                                                                             each sign. When signing as Corporate
                                                                                             Officer, Partner, Executor
SIGNATURE(S) ___________________________________ DATE _______________________                Administrator, Trustee or Guardian,
                                                                                             please give full title.  Please note
                                                                                             any change in your address alongside
                                                                                             the address as it appears hereon.

--------------------------------------------------------------------------------